Consolidated Statement of Cash Flows	7 Months Ended
Dec. 31, 2015 USD ($)
Cash flows from operating activities
Net income	$ 5,280
Asian Equity Exchange Group Co LTD [Member]
Cash flows from operating activities
Net income	5,280
Adjustment to reconcile net income to net cash provided by operations:
Depreciation	2,207
Changes in operating assets and liabilities:
Increase in prepayments	(23,298)
Increase in other payables	69,466
Net cash generated from operating activities	58,517
Cash flows from investing activities
Purchases of property and equipment	(20,409)
Net cash used in investing activities	(20,409)
Cash flows from financing activities
Payments made to a related party	(14,284)
Net cash used in financing activities	(14,284)
Net change in cash and cash equivalents	$ 23,824
Cash and cash equivalents at beginning of period
Effect of foreign exchange rate, net	$ (1,169)
Cash and cash equivalents at the end of period	$ 22,655
Supplemental Cash Flow
Cash paid for interest
Cash paid for income taxes